						Deal Summary Report					CSFB05-4G14BBG

				Assumptions							Collateral
Settlement	29-Apr-05	Prepay		300 PSA					Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-May-05	Default		0 CDR					$151,840,280.00	5.9	357	3	5.5	4.33
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
14P1	95,077,846.00	5.5	05/05 - 01/35	6.7		0	0	Interp			406.72	0	1-Apr-05	FIX
14P2	5,000,000.00	5.5	05/05 - 01/35	4.24		0	0	Interp			21.39	0	1-Apr-05	FIX
14P3	15,287,703.00	5.5	05/05 - 06/10	3.61		0	0	Interp			65.4	0	1-Apr-05	FIX
14Z1	3,376,468.00	5.5	06/10 - 01/35	5.99		0	0	Interp			14.44	0	1-Apr-05	FIX
3A10	16,898,200.00	3.75	05/05 - 11/07	1.57		0	0	Interp			49.29	0	1-Apr-05	FLT
3A12	4,560,594.00	11.11579	05/05 - 11/07	1.57		0	0	Interp			39.43	0	1-Apr-05	INV
3A11	1,584,206.00	8	05/05 - 11/07	1.57		0	0	Interp			9.86	0	1-Apr-05	INV
14L1	5,500,055.00	5.5	11/07 - 05/08	2.83		0	0	Interp			23.53	0	1-Apr-05	FIX
SUBORD	4,555,208.00	5.5	05/05 - 01/35	10.28	7.37	5.467	121	Interp	100-11.00	3383.07	19.49	4.59	1-Apr-05	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR
Yld 3.112 3.548 3.668 3.897 4.251 4.585 3.612 3.948 4.119 4.339 4.671 5.041

CSFB05-4G14BBG - Dec - 14P1

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	98	95	95	95	95
25-Apr-07	96	86	86	86	86
25-Apr-08	94	76	76	76	72
25-Apr-09	91	66	66	62	48
25-Apr-10	89	56	56	45	32
25-Apr-11	86	47	47	33	21
25-Apr-12	83	39	39	24	14
25-Apr-13	80	32	32	18	9
25-Apr-14	77	25	25	13	6
25-Apr-15	74	20	20	10	4
25-Apr-16	70	16	16	7	3
25-Apr-17	67	13	13	5	2
25-Apr-18	63	10	10	4	1
25-Apr-19	58	8	8	3	1
25-Apr-20	54	6	6	2	1
25-Apr-21	49	5	5	1	*
25-Apr-22	44	4	4	1	*
25-Apr-23	39	3	3	1	*
25-Apr-24	33	2	2	1	*
25-Apr-25	27	2	2	*	*
25-Apr-26	21	1	1	*	*
25-Apr-27	14	1	1	*	*
25-Apr-28	7	1	1	*	*
25-Apr-29	1	1	1	*	*
25-Apr-30	*	*	*	*	*
25-Apr-31	*	*	*	*	*
25-Apr-32	*	*	*	*	*
25-Apr-33	*	*	*	*	*
25-Apr-34	*	*	*	*	*
25-Apr-35	0	0	0	0	0

WAL	14.68	6.7	6.7	5.42	4.48
Principal Window	May05-Jan35	May05-Jan35	May05-Jan35	May05-Jan35	May05-Jan35

LIBOR_1MO	3	3	3	3	3
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the  final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-4G14BBG - Dec - 14P2

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	100	100	98	98	98
25-Apr-07	100	100	94	94	77
25-Apr-08	100	100	90	36	0
25-Apr-09	100	100	53	0	0
25-Apr-10	100	100	26	0	0
25-Apr-11	100	100	10	0	0
25-Apr-12	100	100	2	0	0
25-Apr-13	100	100	*	0	0
25-Apr-14	100	97	*	0	0
25-Apr-15	100	91	*	0	0
25-Apr-16	100	82	*	0	0
25-Apr-17	100	72	*	0	0
25-Apr-18	100	60	*	0	0
25-Apr-19	100	48	*	0	0
25-Apr-20	100	38	*	0	0
25-Apr-21	100	33	*	0	0
25-Apr-22	100	29	*	0	0
25-Apr-23	100	25	*	0	0
25-Apr-24	100	21	*	0	0
25-Apr-25	100	17	*	0	0
25-Apr-26	100	14	*	0	0
25-Apr-27	100	12	*	0	0
25-Apr-28	100	9	*	0	0
25-Apr-29	94	7	*	0	0
25-Apr-30	62	6	*	0	0
25-Apr-31	28	4	*	0	0
25-Apr-32	3	3	*	0	0
25-Apr-33	2	2	*	0	0
25-Apr-34	1	1	*	0	0
25-Apr-35	0	0	0	0	0

WAL	25.4	15.22	4.24	2.79	2.26
Principal Window	Feb29-Jan35	May05~Jan35	May05~Jan35	May05-Dec08	May05-Feb08

LIBOR_1MO	3	3	3	3	3
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the  final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-4G14BBG - Dec - 14P3

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	99	99	97	97	97
25-Apr-07	97	97	91	91	70
25-Apr-08	96	96	83	17	0
25-Apr-09	95	95	37	0	0
25-Apr-10	93	93	3	0	0
25-Apr-11	91	91	0	0	0
25-Apr-12	90	90	0	0	0
25-Apr-13	88	88	0	0	0
25-Apr-14	86	82	0	0	0
25-Apr-15	84	72	0	0	0
25-Apr-16	82	60	0	0	0
25-Apr-17	79	45	0	0	0
25-Apr-18	77	28	0	0	0
25-Apr-19	74	11	0	0	0
25-Apr-20	72	0	0	0	0
25-Apr-21	69	0	0	0	0
25-Apr-22	66	0	0	0	0
25-Apr-23	63	0	0	0	0
25-Apr-24	59	0	0	0	0
25-Apr-25	56	0	0	0	0
25-Apr-26	52	0	0	0	0
25-Apr-27	48	0	0	0	0
25-Apr-28	44	0	0	0	0
25-Apr-29	32	0	0	0	0
25-Apr-30	0	0	0	0	0

WAL	18.44	10.99	3.61	2.57	2.12
Principal Window	May05-Jan30	May05-Dec19	May05-Jun10	May05-Jul08	May05-Nov07

LIBOR_1MO	3	3	3	3	3
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the  final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-4G14BBG - Dec - 14Z1

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	106	106	106	106	106
25-Apr-07	112	112	112	112	112
25-Apr-08	118	118	118	118	0
25-Apr-09	125	125	125	0	0
25-Apr-10	132	132	132	0	0
25-Apr-11	139	139	55	0	0
25-Apr-12	147	147	10	0	0
25-Apr-13	155	155	*	0	0
25-Apr-14	164	164	*	0	0
25-Apr-15	173	173	*	0	0
25-Apr-16	183	183	*	0	0
25-Apr-17	193	193	*	0	0
25-Apr-18	204	204	*	0	0
25-Apr-19	216	216	*	0	0
25-Apr-20	228	213	*	0	0
25-Apr-21	241	185	*	0	0
25-Apr-22	254	159	*	0	0
25-Apr-23	269	136	*	0	0
25-Apr-24	284	115	*	0	0
25-Apr-25	300	96	*	0	0
25-Apr-26	317	80	*	0	0
25-Apr-27	334	65	*	0	0
25-Apr-28	353	52	*	0	0
25-Apr-29	373	40	*	0	0
25-Apr-30	341	30	*	0	0
25-Apr-31	152	22	*	0	0
25-Apr-32	15	15	*	0	0
25-Apr-33	9	9	*	0	0
25-Apr-34	3	3	*	0	0
25-Apr-35	0	0	0	0	0

WAL	25.87	20.02	5.99	3.48	2.7
Principal Window	Jan30-Jan35	Dec19-Jan35	Jun10~Jan35	Jul08-Dec08	Nov07-Feb08

LIBOR_1MO	3	3	3	3	3
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the  final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-4G14BBG - Dec - 3A10

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	100	100	77	65	52
25-Apr-07	100	100	30	0	0
25-Apr-08	100	100	0	0	0
25-Apr-09	100	100	0	0	0
25-Apr-10	100	100	0	0	0
25-Apr-11	100	100	0	0	0
25-Apr-12	100	100	0	0	0
25-Apr-13	100	100	0	0	0
25-Apr-14	100	100	0	0	0
25-Apr-15	100	100	0	0	0
25-Apr-16	100	100	0	0	0
25-Apr-17	100	100	0	0	0
25-Apr-18	100	100	0	0	0
25-Apr-19	100	100	0	0	0
25-Apr-20	100	97	0	0	0
25-Apr-21	100	89	0	0	0
25-Apr-22	100	80	0	0	0
25-Apr-23	100	71	0	0	0
25-Apr-24	100	63	0	0	0
25-Apr-25	100	54	0	0	0
25-Apr-26	100	45	0	0	0
25-Apr-27	100	36	0	0	0
25-Apr-28	100	28	0	0	0
25-Apr-29	100	19	0	0	0
25-Apr-30	100	11	0	0	0
25-Apr-31	100	3	0	0	0
25-Apr-32	88	0	0	0	0
25-Apr-33	50	0	0	0	0
25-Apr-34	9	0	0	0	0
25-Apr-35	0	0	0	0	0

WAL	28.01	20.48	1.57	1.2	1
Principal Window	Jan32-Jul34	Nov19-Sep31	May05-Nov07	May05-Apr07	May05-Dec06

LIBOR_1MO	3	3	3	3	3
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the  final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-4G14BBG - Dec - 3A12

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	100	100	77	65	52
25-Apr-07	100	100	30	0	0
25-Apr-08	100	100	0	0	0
25-Apr-09	100	100	0	0	0
25-Apr-10	100	100	0	0	0
25-Apr-11	100	100	0	0	0
25-Apr-12	100	100	0	0	0
25-Apr-13	100	100	0	0	0
25-Apr-14	100	100	0	0	0
25-Apr-15	100	100	0	0	0
25-Apr-16	100	100	0	0	0
25-Apr-17	100	100	0	0	0
25-Apr-18	100	100	0	0	0
25-Apr-19	100	100	0	0	0
25-Apr-20	100	97	0	0	0
25-Apr-21	100	89	0	0	0
25-Apr-22	100	80	0	0	0
25-Apr-23	100	71	0	0	0
25-Apr-24	100	63	0	0	0
25-Apr-25	100	54	0	0	0
25-Apr-26	100	45	0	0	0
25-Apr-27	100	36	0	0	0
25-Apr-28	100	28	0	0	0
25-Apr-29	100	19	0	0	0
25-Apr-30	100	11	0	0	0
25-Apr-31	100	3	0	0	0
25-Apr-32	88	0	0	0	0
25-Apr-33	50	0	0	0	0
25-Apr-34	9	0	0	0	0
25-Apr-35	0	0	0	0	0

WAL	28.01	20.48	1.57	1.2	1
Principal Window	Jan32-Jul34	Nov19-Sep31	May05-Nov07	May05-Apr07	May05-Dec06

LIBOR_1MO	3	3	3	3	3
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the  final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-4G14BBG - Dec - 3A11

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	100	100	77	65	52
25-Apr-07	100	100	30	0	0
25-Apr-08	100	100	0	0	0
25-Apr-09	100	100	0	0	0
25-Apr-10	100	100	0	0	0
25-Apr-11	100	100	0	0	0
25-Apr-12	100	100	0	0	0
25-Apr-13	100	100	0	0	0
25-Apr-14	100	100	0	0	0
25-Apr-15	100	100	0	0	0
25-Apr-16	100	100	0	0	0
25-Apr-17	100	100	0	0	0
25-Apr-18	100	100	0	0	0
25-Apr-19	100	100	0	0	0
25-Apr-20	100	97	0	0	0
25-Apr-21	100	89	0	0	0
25-Apr-22	100	80	0	0	0
25-Apr-23	100	71	0	0	0
25-Apr-24	100	63	0	0	0
25-Apr-25	100	54	0	0	0
25-Apr-26	100	45	0	0	0
25-Apr-27	100	36	0	0	0
25-Apr-28	100	28	0	0	0
25-Apr-29	100	19	0	0	0
25-Apr-30	100	11	0	0	0
25-Apr-31	100	3	0	0	0
25-Apr-32	88	0	0	0	0
25-Apr-33	50	0	0	0	0
25-Apr-34	9	0	0	0	0
25-Apr-35	0	0	0	0	0

WAL	28.01	20.48	1.57	1.2	1
Principal Window	Jan32-Jul34	Nov19-Sep31	May05-Nov07	May05-Apr07	May05-Dec06

LIBOR_1MO	3	3	3	3	3
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the  final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-4G14BBG - Dec - 14L1

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	100	100	100	100	100
25-Apr-07	100	100	100	74	0
25-Apr-08	100	100	11	0	0
25-Apr-09	100	100	0	0	0
25-Apr-10	100	100	0	0	0
25-Apr-11	100	100	0	0	0
25-Apr-12	100	100	0	0	0
25-Apr-13	100	100	0	0	0
25-Apr-14	100	100	0	0	0
25-Apr-15	100	100	0	0	0
25-Apr-16	100	100	0	0	0
25-Apr-17	100	100	0	0	0
25-Apr-18	100	100	0	0	0
25-Apr-19	100	100	0	0	0
25-Apr-20	100	100	0	0	0
25-Apr-21	100	100	0	0	0
25-Apr-22	100	100	0	0	0
25-Apr-23	100	100	0	0	0
25-Apr-24	100	100	0	0	0
25-Apr-25	100	100	0	0	0
25-Apr-26	100	100	0	0	0
25-Apr-27	100	100	0	0	0
25-Apr-28	100	100	0	0	0
25-Apr-29	100	100	0	0	0
25-Apr-30	100	100	0	0	0
25-Apr-31	100	100	0	0	0
25-Apr-32	100	81	0	0	0
25-Apr-33	100	51	0	0	0
25-Apr-34	100	21	0	0	0
25-Apr-35	0	0	0	0	0

WAL	29.51	28.07	2.83	2.1	1.74
Principal Window	Jul34-Jan35	Sep31-Jan35	Nov07-May08	Apr07-Jul07	Dec06-Feb07

LIBOR_1MO	3	3	3	3	3
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the  final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-4G14BBG - Dec - SUBORD

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	99	99	99	99	99
25-Apr-07	97	97	97	97	97
25-Apr-08	96	96	96	96	96
25-Apr-09	94	94	94	94	94
25-Apr-10	93	93	93	93	93
25-Apr-11	91	89	86	84	82
25-Apr-12	89	86	78	74	70
25-Apr-13	87	81	68	61	55
25-Apr-14	85	75	56	48	41
25-Apr-15	83	69	45	36	28
25-Apr-16	81	63	36	26	19
25-Apr-17	78	57	29	19	13
25-Apr-18	76	52	23	14	9
25-Apr-19	73	47	18	10	6
25-Apr-20	70	43	14	8	4
25-Apr-21	67	38	11	6	3
25-Apr-22	64	34	9	4	2
25-Apr-23	60	30	7	3	1
25-Apr-24	57	27	5	2	1
25-Apr-25	53	23	4	1	*
25-Apr-26	49	20	3	1	*
25-Apr-27	44	17	2	1	*
25-Apr-28	40	15	2	*	*
25-Apr-29	35	12	1	*	*
25-Apr-30	30	10	1	*	*
25-Apr-31	24	7	1	*	*
25-Apr-32	18	5	*	*	*
25-Apr-33	12	3	*	*	*
25-Apr-34	5	1	*	*	*
25-Apr-35	0	0	0	0	0

WAL	19.04	14.37	10.28	9.3	8.63
Principal Window	May05-Jan35	May05-Jan35	May05-Jan35	May05-Jan35	May05-Jan35

LIBOR_1MO	3	3	3	3	3
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the  final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-4G14BBG - Dec - COLLAT

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	99	97	93	91	89
25-Apr-07	97	91	80	74	69
25-Apr-08	96	85	65	56	48
25-Apr-09	94	78	52	42	33
25-Apr-10	93	72	42	31	23
25-Apr-11	91	67	34	23	16
25-Apr-12	89	62	27	17	11
25-Apr-13	87	57	22	13	7
25-Apr-14	85	52	17	10	5
25-Apr-15	83	48	14	7	3
25-Apr-16	81	44	11	5	2
25-Apr-17	78	40	9	4	2
25-Apr-18	76	36	7	3	1
25-Apr-19	73	33	6	2	1
25-Apr-20	70	30	4	2	*
25-Apr-21	67	27	3	1	*
25-Apr-22	64	24	3	1	*
25-Apr-23	60	21	2	1	*
25-Apr-24	57	19	2	*	*
25-Apr-25	53	16	1	*	*
25-Apr-26	49	14	1	*	*
25-Apr-27	44	12	1	*	*
25-Apr-28	40	10	1	*	*
25-Apr-29	35	8	*	*	*
25-Apr-30	30	7	*	*	*
25-Apr-31	24	5	*	*	*
25-Apr-32	18	4	*	*	*
25-Apr-33	12	2	*	*	*
25-Apr-34	5	1	*	*	*
25-Apr-35	0	0	0	0	0

WAL	19.04	11.12	5.5	4.37	3.63
Principal Window	May05-Jan35	May05-Jan35	May05-Jan35	May05-Jan35	May05-Jan35

LIBOR_1MO	3	3	3	3	3
Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the  final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.